PHOENIX INVESTMENT SERIES FUND
                          PHOENIX GLOBAL UTILITIES FUND


                      Supplement dated January 21, 2005 to
          Statement of Additional Information dated December 29, 2004, as supplemented January 3, 2005

     In order to clarify the Phoenix Global Utilities Fund's position with respect to concentrating its investments in the utilities sector (as described in the Fund's current prospectus), investment restriction number two on page one of the current Statement of Additional Information is hereby amended to read as follows:

     2. Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except the Global Utilities Fund will concentrate its assets in the public utilities industry, which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services.

    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.


PXP 693B/GUF (01/05)